Supplement Dated May 12, 2017

To the Prospectus and Statement of Additional Information,

each dated May 1, 1997, as amended

Voya Multi-Vest

Issued by Voya Retirement Insurance and Annuity Company

Through its Variable Annuity Account G

This supplement updates the Prospectus and Statement of Additional Information (“SAI”) for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and SAI for future reference. If you have any questions, please call Customer Service at 1-800-366-0066.

Notice of and Important Information About An Upcoming Fund Reorganization

The Board of Trustees of Voya Investors Trust approved a proposal to reorganize the following “Merging Portfolio” with and into the following “Surviving Portfolio.” Subject to shareholder approval for the VY® FMR® Diversified Mid Cap Portfolio reorganization, it is expected that the reorganization will be effective on or about the close of business on July 14, 2017 (the “Reorganization Date”).

Merging Portfolio	Surviving Portfolio
VY® FMR® Diversified Mid Cap Portfolio (Class I)	Voya MidCap Opportunities Portfolio (Class I)

Voluntary Transfers Before the Reorganization Date. Prior to the Reorganization Date, you may transfer amounts allocated to the subaccount that invests in a Merging Portfolio to any other available subaccount or any available fixed interest option. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See “THE CONTRACT – Transfers” section of your Contract Prospectus for information about making subaccount transfers.

On the Reorganization Date. On the Reorganization Date, your investment in the subaccount that invested in the Merging Portfolio will automatically become an investment in the subaccount that invests in the corresponding Surviving Portfolio with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation and your contract value immediately before the reallocation will equal your contract value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Portfolio will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the subaccount that invested in the Merging Portfolio will be automatically allocated to the subaccount that invests in the corresponding Surviving Portfolio. The Voya MidCap Opportunities Portfolio (Class I) will be automatically added for transfers under your Contract. See “THE CONTRACT - Transfers” section of your Contract Prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer Service, P.O. Box 9271, Des Moines, IA 50306-9271 or calling us at 1-800-366-0066.

Information about the Surviving Portfolio. Effective on or about the close of business on July 14, 2017, the following information regarding the Voya MidCap Opportunities Portfolio (Class I) will be added to the Important Information Regarding the Investment Portfolios section below. More detailed information can be found in the current prospectus and Statement of Additional Information for that fund.

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Fund Name and Investment Adviser/Subadviser	Investment Objective(s)
Voya MidCap Opportunities Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.

More Information is Available

More information about the funds available through your Contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 9271

Des Moines, IA 50306-9271

1-800-366-0066

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Important Information Regarding the Company

Information about the Voya Retirement Insurance and Annuity Company found in your Prospectus and/or SAI is deleted and replaced with the following:

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us,” “our”) issues the Contracts described in the prospectus and is responsible for providing each Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”), which until April 7, 2014, was known as ING U.S., Inc. In May 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

Our principal executive offices are located at:

One Orange Way

Windsor, Connecticut 06095-4774

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Important Information Regarding the Investment Portfolios

Investment Portfolios

You bear the entire investment risk for amounts you allocate to any investment portfolio (“fund”), and you may lose your principal. The investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should carefully consider the investment objectives, risks and charges and expenses of the funds before investing. More information is available in the fund prospectuses. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

The following table reflects the funds that are open and available for transfers under your Contract along with each fund’s investment adviser/subadviser and investment objective. Please refer to the fund prospectuses for more detailed information. Fund prospectuses may be obtained free of charge from Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066, or access the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov), or by contacting the SEC Public Reference Room. If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Fund Name and Investment Adviser/Subadviser	Investment Objective
Oppenheimer Capital Appreciation Fund/VA Investment Adviser: OFI Global Asset Management, Inc. Subadviser: OppenheimerFunds, Inc.	The Fund seeks capital appreciation.
Voya Global Bond Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize total return through a combination of current income and capital appreciation.

Voya Government Money Market Portfolio* (Class I)

Investment Adviser: Voya Investments, LLC

Subadviser: Voya Investment Management Co. LLC

* There is no guarantee that the Voya Government Money Market Portfolio subaccount will have a positive or level return.

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.

Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income and total return.
Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

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Fund Name and Investment Adviser/Subadviser	Investment Objective

VY® FMR® Diversified Mid Cap Portfolio* (Class I)

Investment Adviser: Voya Investments, LLC

Subadviser: Fidelity Management & Research Company

*   FMR® is a registered service mark of FMR LLC. Used with permission.

Seeks long-term growth of capital.
VY® Franklin Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Franklin Advisers, Inc.	Seeks to maximize income while maintaining prospects for capital appreciation.
VY® Oppenheimer Global Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Seeks capital appreciation.

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